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                                  EXHIBIT 99.1

                         THE SOUTH FINANCIAL GROUP, INC.
                     CERTIFICATE OF CHIEF EXECUTIVE OFFICER

This Certificate is provided pursuant to Section 906 of The Sarbanes-Oxley Act of 2002.

The undersigned is the chief executive officer of The South Financial Group, Inc., a South Carolina corporation headquartered in Greenville, South Carolina ("TSFG").

This Certificate is provided with respect to TSFG's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Periodic Report").

The undersigned hereby certifies that to his knowledge, the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of TSFG at the dates and for the periods indicated therein.

This Certificate is provided as of March 14, 2003.


                                                 /s/ Mack I. Whittle, Jr.
                                                 Mack I. Whittle, Jr.
                                                 Chief Executive Officer
                                                 The South Financial Group, Inc.



                         THE SOUTH FINANCIAL GROUP, INC.
                   CERTIFICATE OF PRINCIPAL FINANCIAL OFFICER

This Certificate is provided pursuant to Section 906 of The Sarbanes-Oxley Act of 2002.

The undersigned is the principal financial officer of The South Financial Group, Inc., a South Carolina corporation headquartered in Greenville, South Carolina ("TSFG").

This Certificate is provided with respect to TSFG's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Periodic Report").

The undersigned hereby certifies that to his knowledge, the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of TSFG at the dates and for the periods indicated therein.

This Certificate is provided as of March 14, 2003.


                             /s/ William S. Hummers III
                             William S. Hummers III
                             Principal Financial Officer
                             The South Financial Group, Inc.






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